Exhibit 10.45

AMENDMENT NO. 2
TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT, dated as of November 9, 2017 (this "Amendment"), to the Financing Agreement, dated as of February 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Avid Technology, Inc., a Delaware corporation (the "Parent" or the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("CBF"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and CBF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.
(a) Recitals. The recitals of the Financing Agreement are hereby amended by amending and restating the first sentence therein in its entirety as follows:

"The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a term loan in the aggregate principal amount of $115,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $10,000,000 at any time outstanding."

(b) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i) ""Aggregate Savings Amount" has the meaning specified therefor in Section 7.01(a)(xvi)."

(ii) ""Amendment No. 2" means Amendment No. 2 to Financing Agreement, dated as of November 9, 2017, by and among the Loan Parties, the Agents and the Lenders."

(iii) ""Amendment No. 2 Effective Date" has the meaning set forth in Amendment No. 2."

(iv) ""Amendment No. 2 Fees" has the meaning set forth in the Fee Letter.

(v) ""Original Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make the Original Term Loan to the Borrower on the Effective Date in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such commitment may be terminated or reduced from time to time in accordance with the terms of this Agreement."

(vi) ""Original Term Loan Indebtedness" has the meaning specified therefor in Section 2.01(a (iv)."

(vii) ""Original Term Loans" means the Term Loans made by the Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a)(ii)."

(viii) ""Purchase Savings Amount" has the meaning specified therefor in Section 7.01(a)(xvi)."

(ix) ""Specified Note Disbursements" means the amount paid by the Borrower to purchase the principal amount of Convertible Notes purchased in accordance with Section 7.02(m)(iii)(B)."

(x) ""Term A Lender" means a Lender making a Term A Loan."

(xi) ""Term A Loan" means the Term A Loans made by the Term A Lenders to the Borrower on the Amendment No. 2 Effective Date pursuant to Section 2.01(a)(iii)."

(xii) ""Term A Loan Commitment" means, with respect to each Term A Lender, the commitment of such Lender to make the Term A Loan to the Borrower on the Amendment No. 2 Effective Date in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such commitment may be terminated or reduced from time to time in accordance with the terms of this Agreement."

(xiii) ""Total Original Term Loan Commitment" means the sum of the amounts of the Lenders' Original Term Loan Commitments, which amount was $100,000,000 as of the Effective Date."

(xiv) ""Total Term A Loan Commitment" means the sum of the amounts of the Term A Lenders' Term A Loan Commitments, which amount is $15,000,000 as of the Amendment No. 2 Effective Date."

(c) Existing Definitions. The following definitions in Section 1.01 of the Financing Agreement are hereby amended as follows:

(i) The definition of "Consolidated EBITDA" is hereby amended by (A) deleting the "and" at the end of clause (b)(xii), (B) retitling clause (b)(xiii) as clause (b)(xiv) and (C) inserting a new clause (b)(xiii) as follows:

"(xiii) the amount of deferred revenue recorded as of December 31, 2017 that will be eliminated in connection with the adoption of ASC 606 (Revenue From Contracts With Customers) or its successor or replacement, on January 1, 2018, which prior to the adoption of ASC 606 would have amortized into revenue, and".

(ii) The definition of "Excess Cash Flow" is hereby amended by adding the following proviso immediately prior to the end of the definition:

(iii) "; provided, that any amount paid by a Loan Party to purchase the Convertible Notes in accordance with the terms hereof shall be excluded from the deductions set forth in this clause (b)."

(iv) The definition of
"Fee Letter" is hereby amended and restated in its entirety to read as follows: ""Fee Letter" means the Amended and Restated Fee Letter, dated as of the Amendment No. 2 Effective Date, 2017, among the Borrower and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time)."

(v) The definition of "Permitted Investment" is hereby amended by (A) deleting the "and" at the end of clause (r), (B) retitling clause (s) as clause (t) and (C) inserting a new clause (s) as follows:

"(s) Investments consisting of Convertible Notes purchased by the Borrower in accordance with the terms hereof; and".

(vi) The definition of "Pro Rata Share" is hereby amended by amending and restating clause (b) therein in its entirety to read as follows:

"(b) (i) a Lender's obligation to make the Term A Loan and the right to receive payments of the Amendment No. 2 Fees, the percentage obtained by dividing (A) such Lender's Term A Loan Commitment by (B) the Total Term A Loan Commitment (provided that if the Total Term A Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term A Loan and the denominator shall be the aggregate unpaid principal amount of the Term A Loan) and (ii) a Lender's right to receive payments of interest, fees (other than the Amendment No. 2 Fees), and principal with respect to the Term Loan, the percentage obtained by dividing (A) such Lender's Term Loan Commitment by (B) the Total Term Loan Commitment (provided that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan), and".

(vii) The definition of "Term Loans" is hereby amended and restated in its entirety to read as follows:
""Term Loans" means (i) the Original Term Loans made by the Term Loan Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a)(ii) and (ii) the Term A Loans made by the Term A Lenders on the Amendment No. 2 Effective Date pursuant to Section 2.01(a)(iii)."

(viii) The definition of "Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

""Term Loan Commitment" means, with respect to each Lender, the Original Term Loan Commitment and/or the Term A Loan Commitment of such Lender."

(ix) The definition of "Total Revolving Credit Commitment is hereby amended and restated in its entirety to read as follows:

""Total Revolving Credit Commitment" means the sum of the amounts of the Lenders' Revolving Credit Commitments, which amount is $10,000,000 as of the Amendment No. 2 Effective Date."

(x) The definition of "Total Term Loan Commitment" is hereby amended and restated in its entirety to read as follows:

""Total Term Loan Commitment" means the sum of (i) the amount of the Lenders' Original Term Loan Commitments and (ii) the amount of the Lenders' Term A Loan Commitments."

(d) Section 2.01(a) (Commitments). Section 2.01(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"Section 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth:

(i) each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrower at any time and from time to time during the term of this Agreement, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment;

(ii) each Term Loan Lender severally made the Original Term Loan to the Borrower on the Effective Date, in an aggregate principal amount equal to such Lender's Original Term Loan Commitment;

(iii) each Term A Lender severally agrees to make the Term A Loan to the Borrower on the Amendment No. 2 Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term A Loan Commitment; and

(iv) notwithstanding anything to the contrary contained in this Section 2.01(a), the Loan Parties hereby acknowledge, confirm and agree that (1) immediately prior to the Amendment No. 2 Effective Date, the outstanding principal amount of the Revolving Loans is equal to $0, (2) immediately prior to the Amendment No. 2 Effective Date, the outstanding principal amount of the Original Term Loan is equal to $92,500,000 (such Indebtedness described in this clause (2) being hereinafter referred to as the "Original Term Loan Indebtedness"), (3) such Original Term Loan Indebtedness shall not be repaid on the Amendment No. 2 Effective Date, but rather shall be continued and re-evidenced by this Agreement as a portion of the Term Loans outstanding hereunder, (4) the Term A Loan made on the Amendment No. 2 Effective Date shall be an amount equal to the Total Term A Loan Commitment and (5) for all purposes of this Agreement and the other Loan Documents, the sum of the Original Term Loan Indebtedness immediately prior to the Amendment No. 2 Effective Date ($92,500,000) and the Term A Loan made on the Amendment No. 2 Effective Date ($15,000,000) shall constitute the Term Loan outstanding on the Amendment No. 2 Effective Date in the principal amount of $107,500,000."

(e) Section 2.01(b) (Commitments). Section 2.01(b)(ii) is hereby amended and restated in its entirety as follows:

"(ii) The aggregate principal amount of the Original Term Loan made on the Effective Date shall not exceed the Total Original Term Loan Commitment. The aggregate principal amount of the Term A Loan made on the Amendment No. 2 Effective Date shall not exceed the Total Term A Loan Commitment. Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed."

(f) Section 2.02(a) (Making the Loans). Clause (iv) of Section 2.02(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:

"(iv) the proposed borrowing date, which must be a Business Day, and, with respect to the portion of the Term Loan funded pursuant to the Total Original Term Loan Commitment must be the Effective Date, and with respect to the portion of the Term Loan funded pursuant to the Total Term A Loan Commitment must be the Amendment No. 2 Effective Date."

(g) Section 2.03(b) (Repayment of Loans; Evidence of Debt). The first sentence of Section 2.03(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(b) The outstanding principal amount of (i) the Original Term Loans made on the Effective Date shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter beginning on June 30, 2016 in an aggregate principal amount equal to $1,250,000.00 and (ii) the Term A Loans made on the Amendment No. 2 Effective Date shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter beginning on March 31, 2018 in an aggregate principal amount equal to $187,500.00. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable on the earlier of (i) the Final Maturity Date and (ii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement."

(h) Section 2.05(a)(ii) (Reduction of Term Loan Commitments). Section 2.05(a)(ii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(ii) Term Loan. The Total Original Term Loan Commitment terminated at 5:00 p.m. (New York City time) on the Effective Date. The Total Term A Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Amendment No. 2 Effective Date."

(i) Section 6.01(s) (Use of Proceeds). Section 6.01(s) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(s) Use of Proceeds. The proceeds of (i) the Original Term Loans shall be used on the Effective Date to refinance the Existing Credit Facility, (ii) the Term A Loans may be used to purchase Convertible Notes and/or for working capital purposes and (iii) the Loans shall be used to pay fees and expenses in connection with the transactions contemplated hereby and fund working capital and general corporate purposes of the Borrower and its Subsidiaries."

(j) Section 7.01(a) (Reporting Requirements). Clause (xvi) of Section 7.01(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:

"(xvi) on or prior to the date that is 5 Business Days after the last day of each calendar month commencing with the month ending November 30, 2017, a statement in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Borrower containing a calculation of (A) the amount (if any) by which the principal amount of Convertible Notes purchased in accordance with Section 7.02(m)(iii)(B) during the month preceding such statement exceeds the Specified Note Disbursements made during such month (such excess (if any), the "Purchase Savings Amount") and (B) the amount that is (1) 15% of the Purchase Savings Amount for such month and (2) 15% of the aggregate Purchase Savings Amounts (such amount in this clause (2), the "Aggregate Savings Amount");".

(k) Section 7.01 (Convertible Notes). Section 7.01 of the Financing Agreement is hereby amended by adding a new clause (r) to the end of such Section to read as follows:

"(r) Convertible Notes. Any Convertible Notes purchased by any Loan Party shall immediately be retired by such Loan Party."

(l) Section 7.02(m) (Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.). Clause (iii) of Section 7.02(m) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(iii) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness in respect of the Convertible Notes or refund, refinance, replace or exchange any Indebtedness in respect of the Convertible Notes; provided that the Parent may (A) refund, refinance, replace, repay or exchange any Indebtedness in respect of the Convertible Notes with Permitted Refinancing Indebtedness, (B) use not more than $15,000,000 to purchase Convertible Notes, (C) repay the Convertible Notes by making payment in Qualified Equity Interests of the Parent upon the conversion thereof, (D) on the maturity or conversion thereof, repay the Convertible Notes in cash in an amount not to exceed the principal amount of Convertible Notes that remain outstanding after the repayment of all or a portion of such Convertible Notes with Qualified Equity Interests to the maximum extent permissible under the Convertible Note Indenture in accordance with the election of the holders of the Convertible Notes pursuant to the Convertible Note Indenture; and (E) pay, when due, interest and reimbursable indemnities and expenses payable in respect of the Convertible Notes;".

(m) Representations and Warranties. Each representation and warranty set forth in Article VI of the Financing Agreement and each other Loan Document providing that such representations and warranties are made "as of the Effective Date" or like language is hereby amended to provide that such representations and warranties are true, correct and complete "as of the Amendment No. 2 Effective Date" except as set forth on the disclosure schedules delivered to the Agents on the date hereof and annexed hereto as Exhibit A (in respect of schedules to the Financing Agreement) and Exhibit B (in respect of schedules to the Security Agreement), which disclosure schedules shall amend and restate the corresponding schedules to the Financing Agreement and the Security Agreement, in each case as in effect prior to the date hereof.

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects
(except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)

on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d) Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

(e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Amendment No. 2 Effective Date"):

(a) Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 2 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 2 Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) Material Adverse Effect. The Agents shall have determined, in their reasonable judgment, that no event or development shall have occurred since December 31, 2016, which could reasonably be expected to have a Material Adverse Effect.

(d) Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment No. 2 Effective Date.

(e) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties' business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

(f) Legality. The making of such Loan shall not contravene any law, rule or regulation applicable to any Secured Party.

(g) Payment of Fees, Etc. The Borrower shall have paid on or before the Amendment No. 2 Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 of the Financing Agreement and Section 12.04 of the Financing Agreement.

(h) Delivery of Documents. The Collateral Agent shall have received on or before the Amendment No. 2 Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Amendment No. 2 Effective Date:

(i) this Amendment, duly executed by the Loan Parties, each Agent and each Lender;

(ii) [reserved];

(iii) [reserved];

(iv) a certificate of an Authorized Officer of each Loan Party, certifying (A) (1) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction) or (2) that no changes have been made to such Governing Documents delivered to the Collateral Agent on or after the Effective Date, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) (1) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, LIBOR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers or (2) that no changes have been made to each certificate of incumbency delivered to the Collateral Agent on or after the Effective Date and (D) as to the matters set forth in Sections 4(a) and 4(b) of this Amendment;

(v) a certificate of the chief financial officer of the Parent certifying compliance with the covenants set forth in Section 7.03 of the Financing Agreement;

(vi) a certificate of the appropriate official(s) of (A) the jurisdiction of organization of each Loan Party and (B) each jurisdiction of foreign qualification of each Loan Party in which such Loan Party owns or leases real property certifying as of a recent date not more than 30 days prior to the Amendment No. 2 Effective Date as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such jurisdictions;

(vii) an opinion of (A) Covington & Burling LLP, outside counsel to the Loan Parties and (B) the General Counsel of the Loan Parties, in each case as to such matters as the Collateral Agent may reasonably request;

(viii) a certificate of the chief financial officer of the Parent, certifying as to the solvency of the Loan Parties on a consolidated basis (after giving effect to the Term A Loans made on the Amendment No. 2 Effective Date); and

(ix) a Notice of Borrowing pursuant to Section 2.02 of the
Financing Agreement.

The Agents and the Lenders agree that their execution of this Amendment shall mean that the conditions to effectiveness set forth in Sections 4(c), (g) and (h) have been satisfied.

5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 2 Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c)

confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the
Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

7. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

8. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 2 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

9. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or "Material Adverse Effect" in the text thereof) when made or deemed made.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:
AVID TECHNOLOGY, INC.
By:	/s/ Brian E. Agle
Name: Brian E. Agle
Title: Senior Vice President and Chief Financial Officer

GUARANTOR:
AVID TECHNOLOGY WORLDWIDE, INC.
By:	/s/ Brian E. Agle
Name: Brian E. Agle
Title: President

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
CERBERUS BUSINESS FINANCE, LLC
By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Chief Executive Officer

Lenders:
CERBERUS ASRS FUNDING LLC
By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ASRS HOLDINGS LLC
By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS AUS LEVERED HOLDINGS LP
By:	CAL I GP Holdings LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS AUS LEVERED II LP
By:	CAL II GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ICQ LEVERED LLC
By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus ICQ Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LEVERED LP
By:	Cerberus ICQ Offshore GP LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN OPPORTUNITIES MASTER FUND, L.P.
By:	Cerberus ICQ Offshore Levered GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus KRS Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By:	Cerberus Levered Opportunities III GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XIX, L.P.
By:	Cerberus LFGP XIX, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XV, L.P.
By:	Cerberus ICQ GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By:	Cerberus PSERS GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVII LTD.
By:	Cerberus ASRS Holdings LLC, its attorney-in-fact

/s/ Daniel E. Wolf
Duly Authorized Signatory
Name: Daniel E. Wolf
Title: Vice President

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By:	Cerberus NJ Credit Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS PSERS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus PSERS Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ND CREDIT HOLDINGS LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND III, L.P.
By:	Cerberus Offshore Levered Opportunities III GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By:	Cerberus SWC Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVIII L.P.
By:	Cerberus LFGP VXIII, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.
By:	Cerberus LFGP XX, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS OFFSHORE LEVERED III LP
By:	COL III GP Inc.
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS SWC LEVERED II LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

EXHIBIT A

Financing Agreement Schedules

EXHIBIT B

Security Agreement Schedules